--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     JANUS OVERSEAS FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............      1

          Statement of Assets and Liabilities .........      6

          Statement of Operations .....................      7

          Statement of Changes in Net Assets ..........      8

          Financial Highlights ........................      9

          Notes to Schedule of Investments ............     10

          Notes to Financial Statements ...............     11

          Explanation of Charts and Tables ............     15

          Report of Independent Accountants ...........     17

          Long-Term Capital Gain Designation ..........     17

--------------------------------------------------------------------------------
If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Overseas Fund lost 37.09% for the 12-month period ended October 31, 2001. This compares with the 24.93% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

The Fund's weak short-term performance came as a rapid slowdown in economic growth worldwide set the tone for the year. By December of 2000 a sudden and severe drop in capital spending by U.S. businesses had begun to erode earnings across a broad range of firms in the telecommunications and technology areas, including several we owned. Before long that weakness had spread overseas, with virtually all major economies in Europe showing signs of a significant slowdown in growth. The story was much the same in Asia, where many of the region's developing economies suffered from a sharp fall-off in demand from the U.S., while Japan remained mired in the depths of its decade-long recession. By autumn, it was clear that the U.S. - if not most of the rest of the world - was in danger of tipping into recession.

Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with sharp losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. In the U.S., losses were most evident in the steep decline of the NASDAQ Composite Index, which lost nearly half its value during the period.

Throughout the year, we responded to this weakness by taking a more defensive stance than we have in the past. For example, in addition to maintaining a substantial cash position, we sold stocks we believed were at risk for further earnings disappointments while adding companies we believe are capable of performing well in a slow- or zero-growth environment, including several healthcare and consumer products businesses.

While the Fund's disappointing short-term performance indicates that some of the companies we owned did not hold up particularly well, several of them did, including food and consumer goods giant Unilever. The company's leading brands, which include Breyer's Ice Cream, Dove Soap and Lipton Teas to name only a few, continued to experience substantial growth and allowed Unilever to report strong earnings results throughout the year despite the deceleration in worldwide economic growth. Meanwhile, the company continued efforts to reshuffle its brand portfolio by divesting Gorton's, its marginally profitable seafood business, while at the same time acquiring premier properties such as Ben & Jerry's and Slim-Fast. Similar trends worked to the advantage of Britain's Reckitt-Benckiser. Demand for the company's diverse line of household brands - which includes such well-known names as Lysol, Woolite and French's Mustard - has remained strong throughout the downturn.

At the same time, our exposure to wireless worked against us. Late this year, leading Japanese wireless provider NTT DoCoMo scaled back high investor expectations for the October 1 launch of its "third generation" wireless data service, the first of its kind in the world. In the same period, global mobile-phone giant Vodafone consolidated its presence in the Japanese market, aggressively gaining share from market leader DoCoMo. These two catalysts combined to drive DoCoMo's shares to levels not seen since the company's public offering in October 1998.

Elsewhere, Hong Kong-listed China Mobile plunged on weak interim earnings results. The company revealed that prepaid subscribers - who currently represent the vast majority of the China Mobile's net subscriber additions - were generating fewer usage minutes and lower revenues than investors had expected.

One stock that was hit inordinately hard during the year was Porsche. The company was one of many auto manufacturers hurt by a slowing economy but received a further blow from its reputation as a luxury goods producer. While we were disappointed, we own Porsche because, with its very limited production and brand franchise, it produces a product for which demand typically far outstrips supply. Also, the company continues to generate internal operating efficiencies and is on pace to nearly double its production capacity with the introduction of a new sport utility vehicle. At the same time, pent-up demand for a newly updated (and very high-margin) model of the company's most popular sports coupe should boost Porsche's earnings growth well into next year.

In closing, a significant amount of political and economic uncertainty - particularly in the wake of the events of September 11 - has kept global markets under pressure. Immediately after the attacks, we began reworking all of the assumptions that underlie each of our investments and in a very short period of time had adjusted our financial models to account for the new, less certain reality that now confronts businesses around the globe. While we will continue to make minor adjustments as they become necessary, we are confident that each of the companies we now own have the potential to weather the current downturn.

Furthermore, central bankers around the world have acted in concert to inject massive amounts of liquidity in an effort to stave off worldwide recession. That, together with the fact that more than a year of difficult market performance has left valuations at extremely compelling levels, allows us to look ahead to the coming year with a growing sense of optimism.

Thank you for your continued investment in Janus Overseas Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Overseas Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               86.2%               86.8%
  Foreign                                              84.7%               81.6%
Top 10 Equities                                        24.9%               28.4%
Number of Stocks                                         120                 113
Cash and Cash Equivalents                              13.8%               13.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Oil Companies - Integrated                              8.3%                3.6%
Medical - Drugs                                         8.0%                3.3%
Cellular Telecommunications                             7.0%               12.0%
Diversified Operations                                  6.1%                4.7%
Telephone - Integrated                                  3.2%                5.7%

Top 5 Countries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
United Kingdom                                         13.6%               15.0%
Japan                                                  10.8%               11.0%
Netherlands                                             8.8%                3.8%
Switzerland                                             6.9%                1.6%
France                                                  5.8%                6.1%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Tyco International, Ltd.                                4.6%                1.7%
NTT DoCoMo, Inc.                                        3.5%                3.8%
Total Fina Elf                                          2.8%                2.0%
Reckitt Benckiser PLC                                   2.6%                0.5%
Telefonos de Mexico S.A. (ADR)                          2.2%                2.7%
Koninklijke Ahold N.V                                   2.0%                  --
Banco Bilbao Vizcaya Argentaria S.A.                    1.9%                1.7%
Takeda Chemical Industries, Ltd.                        1.8%                1.3%
Reliance Industries, Ltd.                               1.8%                1.3%
China Mobile, Ltd.                                      1.7%                3.6%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Overseas Fund ($22,815) as compared to the Morgan Stanley Capital International EAFE Index ($11,810).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 5/2/94*
(37.09)%      8.63%          11.62%

Janus Overseas Fund - $22,815

Morgan Stanley Capital International EAFE Index - $11,810

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International EAFE Index is defined as an international index measuring market performance of 20 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 83.1%
Advertising Services - 0.2%
     1,385,803  WPP Group PLC** ..............................  $     12,485,439

Aerospace and Defense - 0.7%
     1,748,685  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................        30,007,435
       407,387  European Aeronautic Defence and Space Co.** ..         4,733,258

                                                                      34,740,693

Applications Software - 0.6%
       197,690  Infosys Technologies, Ltd. ...................  $     12,005,162
     6,954,456  Satyam Computer Services, Ltd. ...............        20,331,523

                                                                      32,336,685

Audio and Video Products - 0.5%
       685,100  Sony Corp.** .................................        25,914,080

Automotive - Cars and Light Trucks - 0.4%
       593,706  BMW A.G.** ...................................        17,646,097

See Notes to Schedule of Investments.

2  Janus Overseas Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Beverages - Wine and Spirits - 1.0%
     5,158,394  Diageo PLC** .................................  $     51,500,642

Brewery - 2.2%
       234,174  Heineken N.V.** ..............................         8,615,769
     2,113,175  Interbrew Brews Beer Co.** ...................        54,890,098
     5,897,000  Kirin Brewery Company, Ltd.** ................        44,900,159

                                                                     108,406,026

Broadcast Services and Programming - 1.6%
     2,664,200  Grupo Televisa S.A. (GDR)*,** ................        81,124,890

Building - Heavy Construction - 0.3%
       113,627  Technip-Coflexip S.A.** ......................        12,853,887

Cable Television - 1.3%
     3,589,877  Shaw Communications, Inc. - Class B** ........        66,204,337

Cellular Telecommunications - 7.0%
     2,819,175  America Movil S.A. de C.V. - Series L (ADR)**         42,287,625
    14,136,450  China Mobile, Ltd.*,** .......................        42,862,222
     2,803,310  China Mobile, Ltd. (ADR)*,** .................        42,666,378
        12,885  NTT DoCoMo, Inc.** ...........................       174,740,411
       460,713  Rogers Communications, Inc. - Class B*,** ....         6,124,062
    18,253,537  Vodafone Group PLC** .........................        42,606,872

                                                                     351,287,570

Chemicals - Diversified - 0.4%
       445,911  Akzo Nobel N.V.** ............................        18,293,628

Chemicals - Specialty - 0.8%
       811,694  Syngenta A.G.*,** ............................        41,507,306

Commercial Banks - 0.7%
       113,920  Julius Baer Holding, Ltd.** ..................        34,813,385

Computer Services - 0.6%
     5,883,126  Computershare Ltd. ...........................        14,935,125
     5,140,164  Getronics N.V.** .............................        13,703,515

                                                                      28,638,640

Computers - 1.0%
   122,684,000  Legend Holdings, Ltd.** ......................        51,511,287

Decision Support Software - 0.1%
       196,876  Thiel Logistik A.G.*,** ......................         3,693,561

Diversified Financial Services - 0.8%
       974,518  Deutsche Boerse A.G.**,+ .....................        33,879,770
       460,293  Euronext*,** .................................         7,690,270

                                                                      41,570,040

Diversified Operations - 6.1%
     8,081,144  BBA Group PLC** ..............................        26,034,501
     3,290,605  Bombardier, Inc. - Class B** .................        21,362,178
     2,535,000  Citic Pacific, Ltd.** ........................         5,199,973
       413,746  Siemens A.G.** ...............................        19,824,796
     4,698,850  Tyco International, Ltd. .....................       230,901,489

                                                                     303,322,937

Electronic Components - 0.6%
       883,744  Koninklijke (Royal) Philips Electronics N.V.**        20,089,962
        75,040  Samsung Electronics Company, Ltd.** ..........        10,053,621

                                                                      30,143,583

Electronic Components - Semiconductors - 1.8%
       183,500  Rohm Company, Ltd.** .........................  $     19,533,557
     2,332,534  STMicroelectronics N.V.** ....................        65,966,116
       185,863  STMicroelectronics N.V. - New York Shares** ..         5,198,588

                                                                      90,698,261

Electronic Security Devices - 0.7%
    17,590,169  Chubb PLC** ..................................        35,867,953

Engineering - Research and Development - 0.3%
       308,355  Altran Technologies S.A.** ...................        14,163,952

Finance - Mortgage Loan Banker - 0.3%
       963,331  Housing Development Finance
                  Corp., Ltd. (HDFC) .........................        14,015,366

Food - Diversified - 2.1%
     1,536,579  Orkla A.S.A ..................................        25,605,469
     1,542,774  Unilever N.V.** ..............................        80,870,212

                                                                     106,475,681

Food - Retail - 2.8%
     3,449,899  Koninklijke Ahold N.V.** .....................        97,131,175
     8,026,362  Safeway PLC** ................................        40,720,672

                                                                     137,851,847

Hotels and Motels - 1.0%
     1,030,380  Accor S.A.** .................................        32,360,309
     1,009,505  Fairmont Hotels & Resorts, Inc.*,** ..........        17,987,335

                                                                      50,347,644

Human Resources - 1.5%
     6,676,592  Capita Group PLC** ...........................        42,237,838
     4,597,363  Michael Page International PLC** .............         7,555,180
     1,913,543  Vedior N.V.**,# ..............................        17,579,304
       769,259  Vedior N.V.** ................................         7,067,016

                                                                      74,439,338

Internet Security - 0.5%
       814,367  Check Point Software Technologies, Ltd.* .....        24,040,114

Investment Management and Advisory Services - 1.0%
       983,244  Amvescap PLC** ...............................        11,725,537
       542,109  MLP A.G.** ...................................        35,887,007

                                                                      47,612,544

Machinery - Electrical - 0.4%
       562,070  Schneider Electric S.A.** ....................        22,517,412

Medical - Biomedical and Genetic - 0.4%
       233,239  Cambridge Antibody Technology
                  Group PLC*,**,# ............................         5,705,382
     1,973,595  Oxford GlycoSciences PLC*,**,# ...............        13,633,559

                                                                      19,338,941

Medical - Drugs - 8.0%
     1,174,619  AstraZeneca Group PLC** ......................        52,973,220
       589,000  Eisai Co., Ltd.** ............................        15,061,231
       233,561  GlaxoSmithKline PLC** ........................         6,283,905
       243,464  Recordati S.p.A.** ...........................         4,561,014
     1,008,900  Roche Holding A.G.** .........................        69,973,253
       429,898  Sanofi-Synthelabo S.A.** .....................        28,361,967
       134,018  Schering A.G.** ..............................         6,880,203
        75,438  Serono S.A. - Class B** ......................        59,643,365
     1,846,000  Takeda Chemical Industries, Ltd.** ...........        89,430,824
       215,805  Teva Pharmaceutical Industries, Ltd. (ADR) ...        13,336,749
     1,837,000  Yamanouchi Pharmaceutical Company, Ltd.** ....        54,477,432

                                                                     400,983,163

See Notes to Schedule of Investments.

                                        Janus Overseas Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical Products - 1.1%
     9,331,583  Smith & Nephew PLC** .........................  $     52,485,971

Metal Processors and Fabricators - 0.9%
     4,125,356  Assa Abloy A.B. - Class B ....................        47,131,188

Miscellaneous Distribution/Wholesale - 0.2%
     9,242,000  Li & Fung, Ltd.** ............................         8,827,250

Money Center Banks - 2.8%
     8,547,007  Banco Bilbao Vizcaya Argentaria S.A.** .......        95,686,016
       831,595  Lloyds TSB Group PLC** .......................         8,401,251
     3,429,594  Standard Chartered PLC** .....................        34,265,497

                                                                     138,352,764

Multi-Line Insurance - 2.8%
     2,719,976  Aegon N.V.** .................................        68,349,062
     1,479,736  Axa** ........................................        32,385,738
       180,615  Zurich Financial Services A.G.** .............        41,368,631

                                                                     142,103,431

Multimedia - 0.4%
     1,128,382  Corus Entertainment, Inc. - Class B*,** ......        18,704,429

Oil - Field Services - 1.5%
     1,528,055  Schlumberger, Ltd. ...........................        73,988,423

Oil Companies - Integrated - 6.8%
       612,226  BP Amoco PLC** ...............................         4,941,540
     2,456,158  Husky Energy, Inc.** .........................        27,865,148
     1,459,898  PanCanadian Energy Corp.** ...................        40,670,296
       149,982  PanCanadian Energy Corp.
                  - New York Shares*,** ......................         4,154,502
   134,462,500  PetroChina Company, Ltd.** ...................        25,340,880
     1,806,440  Petroleo Brasileiro S.A. (ADR) ...............        36,128,800
       755,565  Repsol - YPF S.A.** ..........................        10,956,226
        29,994  Royal Dutch Petroleum Co.** ..................         1,526,322
       166,840  Royal Dutch Petroleum Co.
                  - New York Shares** ........................         8,427,089
     1,256,433  Suncor Energy, Inc.** ........................        38,328,096
     1,000,104  Total Fina Elf** .............................       140,518,352

                                                                     338,857,251

Oil Refining and Marketing - 0.3%
     1,837,000  TonenGeneral Sekiyu K.K.** ...................        14,767,436

Optical Supplies - 0.6%
       505,000  Hoya Corp.** .................................        30,158,490

Petrochemicals - 1.8%
    16,694,577  Reliance Industries, Ltd. ....................        88,847,535

Property and Casualty Insurance - 0.1%
       566,000  Tokio Marine & Fire Insurance
                  Company, Ltd.** ............................         4,628,618

Publishing - Books - 0.3%
       679,683  Elsevier N.V.** ..............................         7,903,072
       629,408  Reed International PLC** .....................         5,153,452

                                                                      13,056,524

Publishing - Newspapers - 1.0%
     4,095,195  Pearson PLC** ................................        49,142,284

Publishing - Periodicals - 0.8%
     1,831,744  Wolters Kluwer N.V.** ........................        38,473,049

Reinsurance - 0.7%
        47,216  Muenchener Rueckversicherungs-
                  Gesellschaft A.G.** ........................  $     12,460,059
       229,838  Swiss Re** ...................................        23,647,043

                                                                      36,107,102

Security Services - 1.1%
     3,389,192  Securitas A.B. - Class B .....................        56,567,268

Semiconductor Components/Integrated Circuits - 0.3%
     9,286,000  Taiwan Semiconductor Manufacturing
                  Company, Ltd.* .............................        16,406,840

Semiconductor Equipment - 1.1%
     1,227,382  ASM Lithography Holding N.V.*,** .............        17,687,360
     1,651,675  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        23,751,087
       331,900  Tokyo Electron, Ltd.** .......................        13,638,797

                                                                      55,077,244

Soap and Cleaning Preparations - 2.6%
     9,183,069  Reckitt Benckiser PLC** ......................       128,208,455

Telecommunication Equipment - 1.5%
     3,034,921  Datacraft Asia, Ltd. .........................         9,833,144
     1,675,691  Nokia Oyj** ..................................        35,059,558
     1,481,171  Nokia Oyj (ADR)** ............................        30,378,817

                                                                      75,271,519

Telecommunication Services - 0.9%
     1,438,425  Amdocs, Ltd.*,** .............................        37,557,277
     6,899,705  Energis PLC*,** ..............................         7,199,627

                                                                      44,756,904

Telephone - Integrated - 3.2%
     4,142,401  Telefonica S.A.*,** ..........................        49,770,414
     3,189,180  Telefonos de Mexico S.A. (ADR)** .............       108,623,471

                                                                     158,393,885

Television - 0.8%
    12,938,000  Television Broadcasts, Ltd.** ................        38,150,317

Tobacco - 1.3%
         8,109  Japan Tobacco, Inc.** ........................        52,997,835
     1,419,285  Korea Tobacco & Ginseng Corp.**,+ ............        10,516,902

                                                                      63,514,737

Transportation - Railroad - 0.5%
       249,935  Canadian National Railway Co.** ..............        10,018,824
       430,690  Canadian National Railway Co.
                  - New York Shares** ........................        17,055,324

                                                                      27,074,148
--------------------------------------------------------------------------------
Total Common Stock (cost $4,304,991,760) .....................     4,145,399,991
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 1.6%
       280,563  Porsche A.G.** ...............................        78,334,915

Oil Companies - Integrated - 1.5%
     3,958,365  Petroleo Brasileiro S.A. (ADR) ...............        76,000,608
--------------------------------------------------------------------------------
Total Preferred Stock (cost $161,085,935) ....................       154,335,523
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Overseas Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Short-Term Corporate Note - 0.5%
$   25,000,000  United Parcel Service, Inc.
                  2.37%, 11/1/01
                  (amortized cost $25,000,000) ...............  $     25,000,000
--------------------------------------------------------------------------------
Time Deposit - 2.5%
   124,600,000  Societe Generale
                  2.65%, 11/1/01
                  (cost $124,600,000) ........................       124,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.8%
                Fannie Mae:
   100,000,000    3.95%, 1/24/02 .............................        99,500,000
    25,000,000    3.26%, 3/20/02 .............................        24,812,500
    50,000,000    2.14%, 4/4/02 ..............................        49,562,500
                Federal Farm Credit Bank
    50,000,000    3.29%, 2/28/02 .............................        49,687,500
                Federal Home Loan Bank System:
    50,000,000    2.32%, 11/9/01 .............................        49,974,222
    40,000,000    2.39%, 11/20/01 ............................        39,949,544
    50,000,000    2.25%, 11/30/01 ............................        49,909,375
    75,000,000    2.33%, 12/21/01 ............................        74,757,292
                Freddie Mac
    50,000,000    2.22%, 1/30/02 .............................        49,750,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $487,075,100) ...........       487,902,933
--------------------------------------------------------------------------------
Total Investments (cost $5,102,752,795) - 99.0% ..............     4,937,238,447
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%         51,398,522
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  4,988,636,969
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Australia                                           0.3%        $     14,935,125
Belgium                                             1.1%              54,890,098
Bermuda                                             4.7%             230,901,489
Brazil                                              2.9%             142,136,843
Canada                                              5.5%             268,474,531
Finland                                             1.3%              65,438,375
France                                              5.8%             287,894,874
Germany                                             4.2%             204,912,848
Hong Kong                                           4.3%             214,558,307
India                                               2.7%             135,199,585
Israel                                              0.8%              37,376,863
Italy                                               0.1%               4,561,014
Japan                                              10.9%             540,248,871
Luxembourg                                          0.1%               3,693,561
Mexico                                              4.7%             232,035,986
Netherlands                                         8.9%             437,157,891
Norway                                              0.5%              25,605,469
Singapore                                           0.2%               9,833,144
South Korea                                         0.4%              20,570,522
Spain                                               3.2%             156,412,657
Sweden                                              2.1%             103,698,455
Switzerland                                         6.9%             342,117,687
Taiwan                                              0.3%              16,406,840
United Kingdom                                     13.7%             676,686,056
United States++                                    14.4%             711,491,356
--------------------------------------------------------------------------------
Total                                             100.0%        $  4,937,238,447

++Includes Short-Term Securities (1.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01            85,325,000    $  124,105,213    $   (1,561,904)
British Pound 2/7/02             11,400,000        16,496,940           (51,186)
British Pound 4/26/02            62,500,000        90,081,250        (1,789,188)
British Pound 5/10/02            68,000,000        97,858,800            129,200
Canadian Dollar 11/16/01         33,100,000        20,856,963            391,087
Canadian Dollar 2/7/02           14,300,000         9,005,038            211,849
Euro 11/9/01                    145,100,000       130,590,000          (534,733)
Euro 11/16/01                   166,200,000       149,546,760        (1,226,954)
Euro 1/22/02                    110,000,000        98,725,000          (825,000)
Euro 2/7/02                      40,400,000        36,238,800            192,910
Euro 4/26/02                    163,600,000       146,422,000        (1,280,852)
Euro 5/10/02                    156,800,000       140,182,336          1,047,424
Hong Kong Dollar
  11/16/01                    1,262,000,000       161,813,543             43,582
Hong Kong Dollar
  2/7/02                        118,000,000        15,129,951                194
Japanese Yen 11/9/01            800,000,000         6,537,000            171,483
Japanese Yen 1/22/02          4,700,000,000        38,583,509             36,047
Japanese Yen 2/7/02           3,600,000,000        29,580,135            954,216
Japanese Yen 4/26/02         31,470,000,000       259,675,319          (520,421)
Japanese Yen 5/10/02         10,220,000,000        84,386,792            285,950
Mexican Peso 4/26/02            701,000,000        72,473,507            213,420
South Korean Won
  1/28/02                    12,200,000,000         9,359,417           (30,476)
Swiss Franc 11/9/01              77,300,000        47,347,789        (1,172,001)
Swiss Franc 11/16/01             51,800,000        31,728,530        (1,816,946)
Swiss Franc 4/26/02             112,100,000        68,751,916        (1,066,035)
--------------------------------------------------------------------------------
Total                                          $1,885,476,508    $   (8,198,334)

See Notes to Schedule of Investments.

                                        Janus Overseas Fund  October 31, 2001  5

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  5,102,753

Investments at value                                                $  4,937,238
  Cash                                                                     5,586
  Receivables:
    Investments sold                                                     100,616
    Fund shares sold                                                      20,723
    Dividends                                                              6,636
    Interest                                                                   9
  Other assets                                                                11
--------------------------------------------------------------------------------
Total Assets                                                           5,070,819
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 53,894
    Fund shares repurchased                                               16,049
    Advisory fees                                                          2,773
    Transfer agent fees and expenses                                         725
  Accrued expenses                                                           543
  Forward currency contracts                                               8,198
--------------------------------------------------------------------------------
Total Liabilities                                                         82,182
--------------------------------------------------------------------------------
Net Assets                                                          $  4,988,637
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          270,580

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      18.44
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Overseas Fund  October 31, 2001

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     44,818
  Dividends                                                               75,185
  Foreign tax withheld                                                   (7,908)
--------------------------------------------------------------------------------
Total Investment Income                                                  112,095
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           45,133
  Transfer agent fees and expenses                                        11,038
  Registration fees                                                            3
  Postage and mailing expenses                                               223
  Custodian fees                                                           3,476
  Printing expenses                                                          196
  Audit fees                                                                  40
  Trustees' fees and expenses                                                 16
  Other expenses                                                              84
--------------------------------------------------------------------------------
Total Expenses                                                            60,209
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (1,347)
--------------------------------------------------------------------------------
Net Expenses                                                              58,862
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              53,233
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,085,155)
  Net realized gain/(loss) from foreign
    currency transactions                                                125,362
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (2,335,413)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (3,295,206)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(3,241,973)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Overseas Fund  October 31, 2001  7

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     53,233    $     21,853
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        959,793)       1,305,050
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   2,335,413)         240,411
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 Resulting from Operations                                            (3,241,973)       1,567,314
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (53,439)              --
  Net realized gain from investment transactions*                              --        (33,412)
  Distributions (in excess of net realized
   gain from investments)*                                              (998,947)              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (1,052,386)        (33,412)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           3,946,820       8,509,849
  Reinvested dividends and distributions                                1,005,590          32,131
  Shares repurchased                                                  (5,049,722)     (6,335,554)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (97,312)       2,206,426
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (4,391,671)       3,740,328
Net Assets:
  Beginning of period                                                   9,380,308       5,639,980
-------------------------------------------------------------------------------------------------
  End of period                                                      $  4,988,637    $  9,380,308
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  6,161,894    $  6,271,792
  Accumulated net investment income/(loss)*                                24,903           1,774
  Accumulated net realized gain/(loss) from investments*              (1,024,166)         945,323
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (173,994)       2,161,419
-------------------------------------------------------------------------------------------------
                                                                     $  4,988,637    $  9,380,308
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             166,468         226,071
  Reinvested distributions                                                 36,916             972
-------------------------------------------------------------------------------------------------
Total                                                                     203,384         227,043
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                    (213,306)       (169,058)
Net Increase/(Decrease) in Fund Shares                                    (9,922)          57,985
Shares Outstanding, Beginning of Period                                   280,502         222,517
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         270,580         280,502
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  3,898,770    $  6,936,749
  Proceeds from sales of securities                                     4,368,849       5,383,764
  Purchases of long-term U.S. government obligations                           --              --
  Proceeds from sales of long-term U.S. government obligations                 --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Overseas Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                               2001            2000            1999            1998            1997

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      33.44    $      25.35    $      17.95    $      17.94    $      14.81
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              .28             .01              --             .08             .04
  Net gain/(loss) on securities
   (both realized and unrealized)                       (11.42)            8.22            7.49             .54            3.39
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (11.14)            8.23            7.49             .62            3.43
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.20)              --           (.08)           (.10)           (.04)
  Dividends (in excess of net investment income)*            --              --           (.01)              --              --
  Distributions (from capital gains)*                        --           (.14)              --           (.51)           (.26)
  Distributions (in excess of capital gains)*            (3.66)              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (3.86)           (.14)           (.09)           (.61)           (.30)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      18.44    $      33.44    $      25.35    $      17.95    $      17.94
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                           (37.09)%          32.59%          41.77%           3.55%          23.56%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  4,988,637    $  9,380,308    $  5,639,980    $  3,889,098    $  3,205,197
Average Net Assets for the Period (in thousands)   $  6,945,505    $  9,862,835    $  4,577,552    $  3,948,710    $  2,093,370
Ratio of Gross Expenses to Average Net Assets(1)          0.87%           0.89%           0.92%           0.96%           1.03%
Ratio of Net Expenses to Average Net Assets(1)            0.85%           0.88%           0.91%           0.94%           1.01%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                    0.77%           0.22%         (0.03)%           0.58%           0.81%
Portfolio Turnover Rate                                     65%             62%             92%            105%             72%

(1) See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Overseas Fund  October 31, 2001  9

Notes to Schedule of Investments


 * Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
 + Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                                Purchases                 Sales               Realized    Dividend Market Value
                                           Shares       Cost       Shares        Cost       Gain/(Loss)    Income   at 10/31/01
-------------------------------------------------------------------------------------------------------------------------------
Cambridge Antibody Technology Group PLC          --           --  1,574,597  $ 51,108,322  $ (10,854,832)       --  $ 5,705,382
Himachal Futuristic Communications, Ltd.  3,483,011  $10,927,810  4,895,545    58,553,214    (51,954,045)       --           --
Oxford GlycoSciences PLC                         --           --    175,488     6,167,948     (4,903,950)       --   13,633,559
Tomra Systems ASA(1)                             --           --  6,183,784    47,387,739      50,805,564  $74,260           --
Vedior N.V.                               2,264,996   28,037,636    351,453     4,706,107       (746,323)       --   17,579,304
-------------------------------------------------------------------------------------------------------------------------------
                                                     $38,965,446             $167,923,330  $ (17,653,586)  $74,260  $36,918,245
-------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 2-for-1 stock split 11/22/00.

10  Janus Overseas Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Overseas Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                       Janus Overseas Fund  October 31, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Overseas Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
        --                            --                         $467,552
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                       Janus Overseas Fund  October 31, 2001  13

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
         Income               Gains and Losses                Capital
--------------------------------------------------------------------------------
      $23,335,144               $(10,748,913)              $(12,586,231)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
$(975,258,761)   $5,159,643,946  $535,833,201   $(758,238,700)    $(222,405,499)
--------------------------------------------------------------------------------

The Fund has elected to pass through to shareholders foreign taxes under Section
853. Foreign taxes paid and foreign source income for the Fund are $7,878,348 and $74,426,023, respectively.

14  Janus Overseas Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Overseas Fund  October 31, 2001  15

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Overseas Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Overseas Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001


Long-Term Capital Gain Designation (unaudited)


For federal income tax purposes, Janus Overseas Fund designated a capital gain dividend in the amount of $839,282,648, for the year ended October, 31, 2001.

                                       Janus Overseas Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      OS54-12/01